Exhibit 1

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Directors Finsbury Square 2020-1 PLC Level 37, 25 Canada Square Canary Wharf London E14 5LQ United Kingdom (the “Issuer”)	Lloyds Bank Corporate Markets PLC 25 Gresham Street London EC2V 7HN United Kingdom (the “Arranger”)

Koala Warehouse Limited Ascot House Maidenhead Office Park Maidenhead SL6 3QQ United Kingdom (the “Seller”)	National Australia Bank Ltd The Scalpel 52 Lime Street London EC3M 7AF United Kingdom (“NAB”)

Kensington Mortgage Company Limited Ascot House Maidenhead Office Park Maidenhead SL6 3QQ United Kingdom (the “Legal Title Holder”)	BNP Paribas 10 Harewood Avenue London NW1 6AA United Kingdom (“BNPP” and together with the Arranger and NAB, the “Joint Lead Managers”)

Kayl Holdco S.à r.l. 6, Rue Eugène Ruppert L-2453 Luxembourg (the “U.S. Risk Retention Holder”)

23 January 2020

PROPOSED ISSUE BY FINSBURY SQUARE 2020-1 PLC OF RESIDENTIAL MORTGAGE BACKED NOTES (the “Issue”)

Dear Sirs and Madams

We have performed the procedures enumerated below, which were agreed to by the Issuer, the Seller, the Legal Title Holder, the U.S. Risk Retention Holder, the Arranger, the Joint Lead Managers and the Managers. The procedures were performed solely for the purpose of certain agreed upon procedures on certain loans (the “Loan Pool”) related to the issuance of residential mortgage-backed floating rate securities by the Issuer. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Issuer, the Seller, the Legal Title Holder, the U.S. Risk Retention Holder, the Arranger, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Seller, the Legal Title Holder, the U.S. Risk Retention Holder, the Arranger, the Joint Lead Managers and the Managers identified in Appendix 1 of the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer, the Seller, the Legal Title Holder, the U.S. Risk Retention Holder, the Arranger and the Joint Lead Managers, and the sufficiency of the procedures as described below is solely the responsibility of the Issuer, the Seller, the Legal Title Holder, the U.S. Risk Retention Holder, the Arranger, the Joint Lead Managers and the Managers.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 4 of the Engagement Letter (the “Agreed Upon Procedures”).

The Legal Title Holder informed us that the Loan Pool contained a total of 2,239 residential mortgage loans (the “First Pool Run”). A random sample of 433 residential mortgage loans was selected from the First Pool Run using the sampling approach below (the “Sample”).

The Legal Title Holder then provided us with the data files ‘FSQ 20-1 AUP Data File - 2019.11.30 (Provisional Pool).xlsb’ and ‘FSQ 20-1_GMCCheck_(sentToDeloitte)_20191224.xlsx’ (together, the “Sample Pool”) which contained information for each loan in the Sample as at 30 November 2019 (the “Cut-Off Date”).

A file containing the look-up of each unique identifier to its account number and borrower personal information (the “Look-Up”) was provided to us by the Legal Title Holder on-site. The Legal Title Holder undertakes to retain the Look-Up for the period in accordance with clause 6.6 of the Engagement Letter.

We have carried out the Agreed upon Procedures on 16 – 18 December 2019 on the Sample Pool.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.15 under the agreed upon procedures sections below, have been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures were the following: the Application Form, the Offer Letter, CML Disclosure of Incentives Form (“CML Documentation”), solicitor’s letter, Certificate of Title (“COT”), Valuation Report, Land Registry Report, DPR system, Summit system, Laserfiche and iConnect system (the DPR system, the Summit system, the Laserfiche system and the iConnect system together, the “System”), Credit Search, Payslips, Employer’s Confirmation, P60, SA302, Bank Statements and Accountant Certified Accounts.

Objectives

The sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

1.	Pool agreed upon procedures – Initial Loan Pool

For each loan in the Sample Pool we carried out the following agreed upon procedures:

1.1	Borrower Name(s)

In respect of the paragraphs below (1.1.1 to 1.1.3) “substantially agreed” is defined as being able to identify the name even where minor spelling errors or reversals of initials had occurred.

1.1.1

For each loan in the Sample Pool, we have compared whether the borrower name(s) shown in the Look-Up file substantially agreed with that shown on the Application Form. In cases where the borrower name(s) in the Sample Pool were incomplete, we have compared whether the borrower name(s) shown on the DPR system substantially agreed with that shown on the Application Form. We found that the borrower name(s) agreed as described above, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.1.2

For each loan in the Sample Pool, we have compared whether the borrower name(s) shown in the Look-Up file substantially agreed with that shown on the Offer Letter. In cases where the borrower name(s) in the Sample Pool were incomplete, we have compared whether the borrower name(s) shown on the DPR system substantially agreed with that shown on the Offer Letter. We found that the borrower name(s) agreed as described above, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.1.3

For each loan in the Sample Pool, we have compared whether the borrower name(s) shown in the Look-Up file substantially agreed with that shown on the COT or Land Registry Report. In cases where the borrower name(s) in the Sample Pool were incomplete, we have compared whether the borrower name(s) shown on the DPR system substantially agreed with that shown on the COT or Land Registry Report. We found that the borrower name(s) agreed as described above, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.2	Property Address

In respect of the paragraphs below (1.2.1 to 1.2.3), “substantially agreed” is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred, or an incomplete or incorrect postcode is found.

1.2.1

For each loan in the Sample Pool, we have compared whether the property address shown in the Look-Up file substantially agreed with that shown on the Offer Letter. In cases where the Offer Letter did not agree to the Sample Pool we have compared whether the property address in the Sample Pool substantially agreed to the property address on the System. In the case of new build properties where the given postal address differs from the plot address as per the documents, we confirmed whether either the CML Documentation or a solicitor’s letter stated that the plot and postal addresses referred to the same property. We found that the property address agreed as described above, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.2.2

For each loan in the Sample Pool, we have compared whether the property address shown in the Look-Up file substantially agreed with that shown on the Valuation Report. We found that the property address agreed to the Valuation Report, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.2.3

For each loan in the Sample Pool, we have compared whether the property address shown in the Look-Up file substantially agreed with that shown on the COT or Land Registry Report. We found that the property address agreed to the COT or Land Registry Report, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.3	Property Tenure

For each loan shown in the Sample Pool, we have compared whether the property tenure agreed with that shown on the Land Registry Report or COT. We found that the property tenure agreed to the Land Registry Report or COT, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.4	Amount Advanced

For each loan shown in the Sample Pool, we have compared whether the amount advanced agreed with that shown on the Offer Letter, to within +/- £100. We found that the amount advanced agreed to the Offer Letter, to within +/- £100, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.5	Current Balance

For each loan shown in the Sample Pool, we have compared whether the current balance agreed with the current balance as at the Cut-Off Date shown on the System, to within a tolerance of +/- £250. For loans originated the month prior to the Cut-Off date, we have compared whether the amount advanced shown in the Sample Pool agreed with the current balance net of any transactions between the Origination Date and the Cut-Off Date shown on the System. We found that the current balance, agreed with the current balance as at the Cut-Off Date shown on the System, to within a tolerance of +/- £250. For loans originated the month prior to the Cut-Off date, we found that the amount advanced shown in the Sample Pool agreed with the current balance net of any transactions between the Origination Date and the Cut-Off Date shown on the System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.6	Original Term

For each loan shown in the Sample Pool, we have compared whether the original term agreed with the term shown in the Offer Letter. We found that the original term agreed to that in the Offer Letter, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.7	Valuation Amount

For each loan shown in the Sample Pool, we have compared whether the valuation amount agreed with the amount shown on the Valuation Report. For the purposes of this test, where the valuation amount per the Sample Pool agreed with the valuation amount after essential repairs have been completed, we have assumed that the essential repairs have been completed. We found that the valuation amount agreed to that shown on the Valuation Report, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.8	Valuation Date

For each loan shown in the Sample Pool, we have compared whether the valuation date agreed with that shown on the Valuation Report, within +/- 15 days, or in the case of loans with a re-inspection or additional Valuation Report on file, is equal to or no later than 6 months after the date on the original Valuation Report. We found that the valuation date agreed to that shown on the Valuation Report as above, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.9	Credit Search

For each loan shown in the Sample Pool, we have compared whether a Credit Search had been completed in the name(s) of the borrower(s) on the DPR system or the Credit Search Extract provided by the Seller, or a copy of the Credit Search. We found that a Credit Search had been completed in the name(s) of the borrower(s) on the DPR system or the Credit Search Extract provided by the Seller, or on a copy of the Credit Search, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.10	Income Confirmation

For each loan shown in the Sample Pool, we confirmed whether proof of income in the form of Payslips, Employer’s Confirmation, P60, SA302 or Accountant Certified Accounts was held on the loan file for at least one of the borrowers. In the case of loans showing as self-certified on the Application Form, we confirmed whether the self-certification section of the Application Form had been completed and the Application Form had been signed. In the case of loans showing as buy to lets, we confirmed whether a rental amount was shown on the Valuation Report. We found proof of income as specified above was held on the loan file, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.11	Document Signatories

1.11.1	For each loan shown in the Sample Pool, we noted whether the Application Form had been signed in the designated signature space. We found that the Application Form had been signed, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.11.2

For each loan shown in the Sample Pool, we noted whether the Valuation Report had been signed in writing or electronically in the designated signature space. For the Valuation Report in the form of an automated valuation model (“AVM”), the signature is not applicable and this is not deemed to be an error. We found that the Valuation Report had been signed where applicable, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.11.3

For each loan shown in the Sample Pool, we noted whether the COT had been signed in the designated signature space. We found that the COT had been signed in the space designated for the solicitor, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.12	Origination Date

For each loan shown in the Sample Pool, we have compared whether the origination date agreed with that shown on the System, to within 1 day. We found that the origination date agreed to the System, to within 1 day, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.13	Current Interest Rate

For each loan shown in the Sample Pool, we have compared whether the current interest rate agreed with that shown on the System. We found that the current interest rate agreed to the System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.14	Arrears Balance

For each loan shown in the Sample Pool, we have compared whether the arrears balance shown on the System either a) was no more than 3 times the committed monthly instalment (“CMI”) amount as shown on the System, or b) agreed to the System. We found that the arrears balance agreed to one of the above criteria, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

1.15	General Mortgage Conditions (“GMCs”) of loan

For each loan shown in the Sample Pool, we have compared whether the year of publication of the GMCs agreed with that shown on the Offer Letter. We found that the year of publication of the GMCs agreed to the Offer Letter, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contains errors.

Other than as noted above our procedures were performed without exception.

2.	Scope of our Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

3.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 9 January 2020, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Legal Title Holder, the U.S. Risk Retention Holder, the Arranger, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Legal Title Holder, the U.S. Risk Retention Holder, the Arranger, the Joint Lead Managers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours truly,

Deloitte LLP